Acquisitions and business divestments	12 Months Ended
Dec. 31, 2016
Acquisitions and business divestments
Acquisitions and business divestments

Note 3—Acquisitions and business divestments

Acquisitions

Acquisitions were as follows:

($ in millions, except number of acquired businesses)	2016	2015	2014
Acquisitions (net of cash acquired)(1)	13	37	58
Aggregate excess of purchase price over fair value of net assets acquired(2)	12	34	9
Number of acquired businesses	1	3	6

(1)                 Excluding changes in cost- and equity-accounted companies.

(2)                 Recorded as goodwill (see Note 11). Includes adjustments of $42 million in 2014 arising during the measurement period of acquisitions, primarily reflecting a reduction in certain deferred tax liabilities related to Power-One.

Business divestments

In 2014, the Company received proceeds (net of transaction costs and cash disposed) of $1,090 million, relating to divestments of consolidated businesses and recorded net gains of $543 million in “Other income (expense), net” on the sale of such businesses. In 2016 and 2015, there were no significant amounts recognized from divestments of consolidated businesses.

In September 2016, the Company announced an agreement to divest its high-voltage cable system business (Cables business). The assets and liabilities of this business are shown as assets and liabilities held for sale in the Company’s Consolidated Balance Sheet as at December 31, 2016. The divestment was completed on March 1, 2017.